UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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CrowdStrike Holdings, Inc.

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CROWDSTRIKE HOLDINGS, INC. 150 MATHILDA PLACE SUITE 300 SUNNYVALE, CA 94086 Your Vote Counts! CROWDSTRIKE HOLDINGS, INC. 2021 Annual Meeting Vote by June 29, 2021 11:59 PM ET D53136-P50794 You invested in CROWDSTRIKE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 30, 2021 9:00 AM Pacific Time www.virtualshareholdermeeting.com/CRWD2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To elect nominees Roxanne S. Austin, Sameer K. Gandhi and Gerhard Watzinger to the Board of Directors to hold office until the 2024 Annual Meeting of Stockholders. Nominees: Roxanne S. Austin Sameer K. Gandhi Gerhard Watzinger To ratify the selection of PricewaterhouseCoopers LLP as CrowdStrike’s independent registered public accounting firm for its fiscal year ending January 31, 2022. To approve, on an advisory basis, the compensation of CrowdStrike’s named executive officers. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of CrowdStrike’s named executive officers. To approve an amendment to CrowdStrike’s 2019 Employee Stock Purchase Plan. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment of postponement thereof. Board Recommends For For For 3 Years For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D53137-P50794